UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2011

RBS GLOBAL, INC.	REXNORD LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation)	(State of Incorporation)

333-102428-08	033-25967-01

(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 West Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 7, 2011, Rexnord Corporation (formerly known as Rexnord Holdings, Inc.), the ultimate parent company of RBS Global, Inc. and Rexnord LLC (the “Registrants”) filed Amendment No. 1 to its Registration Statement on Form S-1, Registration No. 333-174504 (the “Registration Statement”) relating to an initial public offering of shares of its common stock. The Registration Statement disclosed non-public material information about the Registrants.

The Registrants are furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrants’ filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit. The following exhibit is furnished solely for the purposes of Item 7.01 of this Form 8-K:

99.1 — Disclosure regarding RBS Global, Inc. and Rexnord LLC in connection with the filing of Amendment No. 1 to the Registration Statement on Form S-1 by Rexnord Corporation on July 7, 2011.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, Rexnord LLC has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 7th day of July, 2011.

REXNORD LLC

By:	/s/ Patricia Whaley
Patricia Whaley
Vice President, General Counsel and Secretary

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, RBS Global, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 7th day of July, 2011.

RBS GLOBAL, INC.

By:	/s/ Patricia Whaley
Patricia Whaley
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Disclosure regarding RBS Global, Inc. and Rexnord LLC in connection with the filing of Amendment No. 1 to the Registration Statement on Form S-1 by Rexnord Corporation on July 7, 2011.